                                                              EXHIBIT 99.302CERT

I, William M. Lyons, certify that:

1.        I have  reviewed  this report on Form N-CSR of American  Century Asset
          Allocation Portfolios, Inc.;

2.        Based on my  knowledge,  this  report  does  not  contain  any  untrue statement  of a  material  fact  or  omit to  state  a  material  fact necessary to make the statements  made, in light of the  circumstances under which such  statements were made, not misleading with respect to the period covered by this report;

3.        Based on my knowledge,  the financial statements,  and other financial information  included in this report,  fairly  present in all material respects the financial  condition,  results of operations,  changes in net assets,  and cash flows (if the financial  statements are required to include a  statement  of cash flows) of the  registrant  as of, and for, the periods presented in this report;

4.        The registrant's  other  certifying  officer and I are responsible for establishing  and maintaining  disclosure  controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d)
          under the Investment Company Act of 1940) for the registrant and have:

          (a)       Designed such disclosure controls and procedures,  or caused such disclosure controls and procedures to be designed under
                    our  supervision,   to  ensure  that  material   information
                    relating  to  the  registrant,  including  its  consolidated subsidiaries,  is made  known to us by others  within  those entities,  particularly  during  the  period  in which  this report is being prepared;

          (b)       Designed such internal control over financial reporting,  or caused such internal control over financial  reporting to be
                    designed  under  our  supervision,   to  provide  reasonable
                    assurance  regarding the reliability of financial  reporting and the  preparation  of financial  statements  for external purposes in accordance  with generally  accepted  accounting principles;

          (c)       Evaluated the  effectiveness of the registrant's  disclosure controls  and  procedures  and  presented in this report our
                    conclusions   about  the  effectiveness  of  the  disclosure
                    controls and  procedures,  as of a date within 90 days prior to the filing date of this report based on such  evaluation;
                    and

          (d)       Disclosed  in this  report  any  change in the  registrant's internal  control over  financial  reporting  that  occurred during the second  fiscal  quarter of the period  covered by this report that has materially  affected,  or is reasonably likely  to  materially  affect,  the  registrant's  internal control over financial reporting; and

5.        The registrant's  other certifying officer and I have disclosed to the registrant's  auditors  and the audit  committee  of the  registrant's board of directors (or persons performing the equivalent functions):

          (a)       All significant  deficiencies and material weaknesses in the design or  operation  of  internal  control  over  financial reporting  which are reasonably  likely to adversely  affect the registrant's ability to record, process,  summarize, and report financial information; and

          (b)       Any fraud, whether or not material, that involves management or  other  employees  who  have a  significant  role  in the registrant's internal control over financial reporting.

Date:  March 31, 2006

By:    /s/ William M. Lyons
       -------------------------------------------
       William M. Lyons
       President
       (principal executive officer)

I, Maryanne L. Roepke, certify that:

1.        I have  reviewed  this report on Form N-CSR of American  Century Asset
          Allocation Portfolios, Inc.

2.        Based on my  knowledge,  this  report  does  not  contain  any  untrue statement  of a  material  fact  or  omit to  state  a  material  fact necessary to make the statements  made, in light of the  circumstances under which such  statements were made, not misleading with respect to the period covered by this report;

3.        Based on my knowledge,  the financial statements,  and other financial information  included in this report,  fairly  present in all material respects the financial  condition,  results of operations,  changes in net assets,  and cash flows (if the financial  statements are required to include a  statement  of cash flows) of the  registrant  as of, and for, the periods presented in this report;

4.        The registrant's  other  certifying  officer and I are responsible for establishing  and maintaining  disclosure  controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d)
          under the Investment Company Act of 1940) for the registrant and have:

          (a)       Designed such disclosure controls and procedures,  or caused such disclosure controls and procedures to be designed under
                    our  supervision,   to  ensure  that  material   information
                    relating  to  the  registrant,  including  its  consolidated subsidiaries,  is made  known to us by others  within  those entities,  particularly  during  the  period  in which  this report is being prepared;

          (b)       Designed such internal control over financial reporting,  or caused such internal control over financial  reporting to be
                    designed  under  our  supervision,   to  provide  reasonable
                    assurance  regarding the reliability of financial  reporting and the  preparation  of financial  statements  for external purposes in accordance  with generally  accepted  accounting principles;

          (c)       Evaluated the  effectiveness of the registrant's  disclosure controls  and  procedures  and  presented in this report our
                    conclusions   about  the  effectiveness  of  the  disclosure
                    controls and  procedures,  as of a date within 90 days prior to the filing date of this report based on such  evaluation;
                    and

          (d)       Disclosed  in this  report  any  change in the  registrant's internal  control over  financial  reporting  that  occurred during the second  fiscal  quarter of the period  covered by this report that has materially  affected,  or is reasonably likely  to  materially  affect,  the  registrant's  internal control over financial reporting; and

5.        The registrant's  other certifying officer and I have disclosed to the registrant's  auditors  and the audit  committee  of the  registrant's board of directors (or persons performing the equivalent functions):

          (a)       All significant  deficiencies and material weaknesses in the design or  operation  of  internal  control  over  financial reporting  which are reasonably  likely to adversely  affect the registrant's ability to record, process,  summarize, and report financial information; and

          (b)       Any fraud, whether or not material, that involves management or  other  employees  who  have a  significant  role  in the registrant's internal control over financial reporting.

Date:  March 31, 2006

By:    /s/ Maryanne L. Roepke
       ---------------------------------------
       Maryanne L. Roepke
       Sr. Vice President, Treasurer, and
       Chief Financial Officer
       (principal financial officer)